NON-EXCLUSIVE COMMERCICAL LICENSE AGREEMENT

BETWEEN:

CANNABIS SCIENCE, INC., a Nevada Corporation, with its corporate offices located at 2422 S. Trenton Way, Unit H, Denver, CO 80231.

(the “Licensor")

AND:

ROCKBROOK INC., a Colorado Corporation, with its corporate offices located at Suite #323 - 2865 South Colorado Blvd Denver, CO 80222.

 (the "Licensee")

WHEREAS:

A.

The Licensor owns all right, title and interest in and to Medical Cannabis Delivery Methods (“MCDM”) and Proprietary Formulations (the “Formulations”);

I.

MCDM includes all third-party licensed methods or proprietary delivery methods including: smoke-free, inhalers, topical ointments or other methods as may be licensed by or developed by the Licensor and licensed to the Licensee under this Agreement.

II.

Formulations includes all third-party licensed or proprietary medical cannabinoid products including cannabinoid extract formulations for smoke-free delivery, topical creams, inhalers, sprays, or other delivery methods as may be licensed or developed by the Licensor and licensed to the Licensee under this Agreement;

B.

it is the Licensor’s objective to exploit the MCDM and Formulations for its benefit by licensing the MCDM and Formulations to the Licensee;

C.

the parties have agreed to enter into this Commercial License Agreement on the terms and conditions set out herein.

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties covenant and agree as follows:

1.0

GRANT OF LICENSE

1.1      This Agreement will grant to the Licensee a non-exclusive license within the State of Colorado to use the MCDM and Formulations (the “Products”), to distribute and sell products made from or based on the Products for a period as defined in Section 6 of this Agreement.

1.2      The license granted under this Agreement will be granted only to the Licensee and not to any affiliated companies except for wholly owned subsidiaries, wherein the Licensee will be fully liable for, and shall guarantee the performance of, such wholly owned subsidiary under the terms of this Agreement and ensure all royalties resulting from the sale of Products are properly reported and remitted to the Licensor pursuant to Section 2 of this Agreement;

1.3     The Licensee will not grant sublicenses of the Products to any third parties without prior approval of the licensor.

2.0

ROYALTIES AND FEES PAYABLE

Royalties and fees payable will be negotiated on a case by case basis for each MCDM licensed to licensee.

3.0

REPRESENTATIONS AND WARRANTIES

3.1

Representations and Warranties of the Licensor.  As a material inducement to the Licensee entering into and performing this Agreement, the Licensor represents, warrants and covenants that:

(a)

The Licensor is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and has full corporate power and authority to conduct its business as it is now being conducted, to own and use its assets, to enter into, deliver and perform this Agreement and any agreement or instrument executed in connection herewith or delivered pursuant hereto and to consummate the transactions contemplated hereby.

(b)

The Licensor’s execution, delivery and performance of this Agreement and all agreements and instruments executed in connection herewith or delivered pursuant hereto have been duly authorized by all requisite corporate action by the Licensor.  This Agreement will be duly executed and delivered by the Licensor, and this Agreement constitutes the Licensor’s legal, valid and binding obligation and is enforceable against the Licensor in accordance with its terms.

(c)

The execution, delivery and performance of this Agreement does not and will not:

(i)

contravene, conflict with, or result in a violation of any provision of the Articles of Incorporation, Bylaws or other governing document of the Licensor,

(ii)

contravene or conflict with, or result in a breach of, any agreement, contract or arrangement between the Licensor and any other person or which would materially adversely affect the transactions contemplated hereby,

(iii)

result in the creation of a lien, charge, security interest, right, or claim of another, to the Formulations or the Products,

(iv)

result in the violation by the Licensor of any law, rule or regulation applicable to the Licensor or the Formulations, or

(v)

require the approval, consent or authorization of any federal, state, provincial or local governmental authority or any other person.

(d)

The Licensor owns all right, title and interest in the Formulations.

(e)

As of the date hereof, there is no pending, or to the knowledge of the Licensor, threatened (whether written, oral or otherwise) claim, action or proceeding against the Licensor contesting or questioning the validity of the Formulations, or the right of the Licensor to own, sell, license of use the Formulations, or asserting that any other person has any claim of legal or beneficial ownership with respect thereto.

3.2

Representations and Warranties of the Licensee.  As a material inducement to the Licensor entering into and performing this Agreement, the Licensee represents, warrants and covenants that:

(a)

The Licensee is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and has full corporate power and authority to conduct its business as it is now being conducted, to own and use its assets, to enter into, deliver and perform this Agreement and any agreement or instrument executed in connection herewith or delivered pursuant hereto and to consummate the transactions contemplated hereby.

(b)

The Licensee’s execution, delivery and performance of this Agreement and all agreements and instruments executed in connection herewith or delivered pursuant hereto have been duly authorized by all requisite corporate action by the Licensee.  This Agreement will be duly executed and delivered by the Licensee, and this Agreement constitutes the Licensee’s legal, valid and binding obligation and is enforceable against the Licensee in accordance with its terms.

(c)

The execution, delivery and performance of this Agreement does not and will not:

(i)

contravene, conflict with, or result in a violation of any provision of the Articles of Incorporation, Bylaws or other governing document of the Licensee,

(ii)

contravene or conflict with, or result in a breach of, any agreement, contract or arrangement between the Licensee and any other person,

(iii)

result in the violation by the Licensee of any law, rule or regulation applicable to the Licensee, or

(iv)

require the approval, consent or authorization of any federal, state, provincial or local governmental authority or any other person.

(d)

The Licensee has not employed or made any agreement with any broker, finder or similar agent or any Person or firm which will result in the obligation of The Licensee to pay any finder’s fee, brokerage fees or commission or similar payment in connection with the transactions contemplated hereby.

(e)

The Licensor will make no representations, conditions or warranties, either express or implied, regarding the Formulations or Products.

4.0

INDEMNITY AND LIMITATION OF LIABILITY

4.1

Indemnification by the Licensor.  The Licensor will indemnify and hold harmless the Licensee, and its representatives, members, employees or subsidiaries (each a “the Licensee Indemnified Person” and collectively, the “the Licensee Indemnified Persons”), and will reimburse the Licensee Indemnified Persons for any loss, liability, claim, judgment, cause of action, damage, expense (including costs of investigation and defense and reasonable attorneys’ fees and expenses) or diminution of value, whether or not involving a third-party claim (collectively, “Damages”), arising from or in connection with:

(a)

any breach of any representation or warranty made by the Licensor in this Agreement or any other certificate, document, writing or instrument delivered by the Licensor pursuant to this Agreement;

(b)

any breach of any covenant or obligation of the Licensor in this Agreement or in any other certificate, document, writing or instrument delivered by the Licensor pursuant to this Agreement;

(c)

any brokerage or finder’s fees or commission or similar payments based upon any agreement or understanding made, or alleged to have been made, by any person with the Licensor (or any Person acting on their behalf) in connection with any of the transactions contemplated by this Agreement;

(d)

any third party claim of (a) infringement or (b) unfair competition or false advertising directly relating to and arising from the action that forms the basis of a claim of infringement, in each of (a) and (b) based on the Licensee’s use of the Formulations in accordance with the terms of the license herein.

4.2

Indemnification and Reimbursement by the Licensee.  the Licensee will indemnify and hold harmless the Licensor and any of their representatives, shareholders, employees or subsidiaries (collectively the “the Licensor Indemnified Persons”), and will reimburse the Licensor Indemnified Persons, for any Damages arising from or in connection with:

(a)

any Breach of any representation or warranty made by the Licensee in this Agreement or in any certificate, document, writing or instrument delivered by the Licensee pursuant to this Agreement;

(b)

any Breach of any covenant or obligation of the Licensee in this Agreement or in any other certificate, document, writing or instrument delivered by the Licensee pursuant to this Agreement;

(c)

any brokerage or finder’s fees or commission or similar payments based upon any agreement or understanding made, or alleged to have been made, by any person with the Licensee (or any person acting on its behalf) in connection with any of the transactions contemplated by this Agreement.

5.0

PERFORMANCE REQUIREMENTS

5.1

The Licensee represents and warrants to the Licensor that it will, throughout the term of this Agreement, use its best efforts to promote, market and sell the MCDM and exploit the Formulations and to meet or cause to be met the market demand for the Products and the use of the Formulations.

6.0

TERM

6.1

The term of this Agreement will start on the Start Date and end on:

(a)

the day that is exactly 1 year later; or

(b)

the expiry or dissolution of proprietary rights for Products under this Agreement,

; whichever is last to occur, unless terminated earlier.

7.0

TERMINATION OF LICENSE AGREEMENT

7.1

The Licensor will have the option of terminating this Agreement if:

(a)

The Licensee is in default of any material term in this Agreement;

(b)

the Licensee becomes insolvent;

(c)

any execution or other process of any court becomes enforceable against the Licensee with regard to the Formulations, the rights under this Agreement or on any money due to the Licensor;

(d)

any resolution is passed or order made or other steps taken for the winding up, liquidation or other termination of the existence of the Licensee; or

(e)

the Products become subject to any security interest, lien, charge or encumbrance in favour of any third party claiming through the Licensee.

(f)

if the Licensee, or any Affiliated Licensor is in breach of any other agreement between the Licensee or such Affiliated Licensor and the Licensor and the breach has not been cured within 30-days.

7.2

The Licensee will have the option of terminating this Agreement if:

(a)

The Licensor is in default of any material term in this Agreement;

(b)

the Licensor becomes insolvent;

(c)

any execution or other process of any court becomes enforceable against the Licensor with regard to the Formulations, the rights under this Agreement or on any money due to the Licensee;

(d)

any resolution is passed or order made or other steps taken for the winding up, liquidation or other termination of the existence of the Licensor; or

(e)

the Products become subject to any security interest, lien, charge or encumbrance in favor of any third party claiming through the Licensor.

(f)

if the Licensor, or any Affiliated Licensor is in breach of any other agreement between the Licensee or such Affiliated Licensor and the Licensee and the breach has not been cured within 30-days.

8.0

PRIOR AGREEMENTS

This Non-Exclusive Commercial License Agreement shall supersede and replace the License Agreement entered into by the Parties on August 18, 2010, the Amendment Agreement signed on December 7, 2010, and terminate the Management Consulting Agreement dated July 30, 2010; all effective as of the date of this Agreement.

9.0

GOVERNING LAW

9.1

This Agreement will be governed by, and will be construed in accordance with, the laws of the State of Colorado, without regard to its conflict of law rules.

10.0

The licensor will obtain approval for any use of the licensees name from the licensee when utilized in any marketing or news release materials.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

CANNABIS SCIENCE INC.

ROCKBROOK, INC.

Per:

Per:

/s/  Robert Melamede

/s/  Adam Pasquale

_____________________________

____________________________

Dr. Robert Melamede

Adam Pasquale

President & C.E.O.

President